UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________

SCHEDULE 14A

_________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials Pursuant to Rule 14a-12

PROFUSA, INC.

(Name of Registrant as Specified in its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PROFUSA, INC.

626 Bancroft Way

Suite A

Berkeley, CA 94710

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [•], 2025

August [•], 2024

Dear Fellow Stockholders:

On behalf of the Board of Directors, I cordially invite you to attend the 2025 special meeting of stockholders (the “Special Meeting”) of Profusa, Inc., which will be held on [•], 2025, beginning at [•], Eastern Time.

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via teleconference. The dial-in information for the meeting can be found at www.cleartrustonline.com/pfsa. In addition, you will be able to register to attend, vote and examine the list of Stockholders entitled to vote at the Special Meeting by visiting www.cleartrustonline.com/pfsa and entering the twelve-digit control number found on your proxy card, included in your proxy materials. If you are a stockholder of record, you may vote by mail, by toll-free telephone number or, by using the Internet. We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the Company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote online or by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are in the proxy materials you received for the Special Meeting.

The sole purpose of the Special Meeting is to consider and vote upon a proposal to:

•        Proposal 1 — ELOC Proposal:    A proposal to approve, for the purpose of complying with the applicable provisions of The Nasdaq Stock Market LLC Listing Rule 5635(d), the Equity Line of Credit (“ELOC”) transaction pursuant to which the Company may, from time to time and at its discretion, issue and sell to Ascent Partners Fund LLC shares of the Company’s common stock for an aggregate purchase price of up to $100,000,000, subject to certain limitations and conditions.

Our Board has fixed the close of business on July 30, 2025 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board has determined that the ELOC Proposal is advisable and recommends that you vote or give instruction to vote “FOR” such proposal.

Enclosed is the Proxy Statement containing detailed information concerning the ELOC Proposal, the Trust Amendment, Proposal the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.

August [__], 2025

By Order of the Board of Directors
/s/
Ben C. Hwang, Ph.D.
Chairman of the Board

Your vote is important. If you are a stockholder of record, please vote online or by telephone, or sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the ELOC Proposal, and an abstention will have the same effect as voting “AGAINST” the ELOC Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [•], 2025: This notice of meeting and the accompanying Proxy Statement are available at www.cleartrustonline.com/pfsa.

PROXY STATEMENT

i

PROFUSA, INC.
626 Bancroft Way
Suite A
Berkeley, CA 94710

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [•], 2025

PROXY STATEMENT

This proxy statement contains information related to the Special Meeting of Stockholders (the “Special Meeting”) to be held on [•], 2025 at [•] Eastern Time, or at such other time and place to which the Special Meeting may be adjourned or postponed. We are planning to hold the Special Meeting virtually via teleconference. The dial-in information for the teleconference can be found at www.cleartrustonline.com/pfsa. The enclosed proxy is solicited by the Board of Directors (the “Board”) of Profusa, Inc. (the “Company”). The proxy materials relating to the Special Meeting will first be made available to stockholders entitled to vote at the Special Meeting on or about August [•], 2025. A list of record holders of the Company’s common stock entitled to vote at the Special Meeting will be available for examination by any stockholder, for any purpose germane to the Special Meeting, at our principal offices at 626 Bancroft Way, Suite A, Berkeley, California 94710, during normal business hours for ten days prior to the Special Meeting (the “Stockholder List”) and available during the Special Meeting.

Our proxy materials including our Proxy Statement for the Special Meeting are included herewith and are also available on the Internet at www.cleartrustonline.com/pfsa.

In this Proxy Statement, the terms the “Company,” “we,” “us,” and “our” refer to Profusa, Inc. The mailing address of our principal executive offices is Profusa, Inc., 626 Bancroft Way, Suite A, Berkeley, California 94710.

ABOUT THE MEETING

Why are we calling this Special Meeting?

We are calling the Special Meeting to seek the approval of our stockholders to approve, for the purpose of complying with the applicable provisions of The Nasdaq Stock Market LLC Listing Rule 5635(d), the Equity Line of Credit (“ELOC”) transaction pursuant to which the Company may, from time to time and at its discretion, issue and sell to Ascent Partners Fund LLC shares of the Company’s common stock for an aggregate purchase price of up to $100,000,000, subject to certain limitations and conditions.

What are the Board’s recommendations?

Our Board believes that the approval of the ELOC transaction is advisable and in the best interests of the Company and its stockholders and recommends that you vote FOR the ELOC transaction.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on the record date, July 30, 2025 (the “Record Date”), are entitled to receive notice of the Special Meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Holders of our common stock are entitled to one vote per share on each matter to be voted upon.

As of the Record Date, we had outstanding 32,788,877 shares of common stock.

Who can attend the meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Special Meeting. Attendance shall be solely via teleconference. Dial-in information for the teleconference can be found at www.cleartrustonline.com/pfsa using the instructions provided on this proxy or any accompanying materials.

How do I attend and vote shares at the Special Meeting?

As a registered shareholder, you received a Proxy Card from Broadridge Financial Solutions. The form contains instructions on how to attend the virtual Special Meeting including the URL address, along with your twelve-digit control number. You will need your twelve-digit control number for access. If you do not have your control number, contact Broadridge at the phone number or e-mail address below. Broadridge’s contact information for our Special Meeting is as follows: call 1-(631) 257-4187, or email Andrew.Dewar@broadridge.com.

The meeting website will be available for access 15 minutes prior to the start of the Special Meeting. Enter the URL address into your browser www.cleartrustonline.com/pfsa, and enter your twelve-digit control number, name and email address.

Beneficial investors, who own their investments through a bank or broker, will need to contact their bank or broker to receive their twelve-digit control number. If you plan to vote at the meeting you will need to have a legal proxy from your bank or broker.

What is being voted on?

You are being asked to vote on:

•        A proposal to approve, for the purpose of complying with the applicable provisions of The Nasdaq Stock Market LLC Listing Rule 5635(d), the Equity Line of Credit (“ELOC”) transaction pursuant to which the Company may, from time to time and at its discretion, issue and sell to Ascent Partners Fund LLC shares of the Company’s common stock for an aggregate purchase price of up to $100,000,000, subject to certain limitations and conditions.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe the ELOC Proposal presented to the stockholders at the Special Meeting will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Who can vote at the Special Meeting?

Only holders of record of our common stock at the close of business on July 30, 2025, are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, 32,788,877 shares of our common stock were outstanding and entitled to vote.

Stockholder of Record:    Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to submit your proxy vote either online, by telephone, or by filling out and returning the enclosed proxy card to ensure your vote is counted.

Beneficial Owner:    Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting if your bank or broker provides you with a twelve-digit control number.

What constitutes a quorum?

The holders of a majority in voting power of the Company’s capital stock issued and outstanding and entitled to vote, present by remote communication or represented by proxy constitutes a quorum. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.

Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Special Meeting.

How do I vote?

If you are a holder of record of our common stock, you may vote online at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote online if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting if your bank or broker provides you with a twelve-digit control number.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

The Company has not engaged a proxy solicitor for this Special Meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact the Company at (212) 494-9022.

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify these forward-looking statements through our use of words such as “may,” “can,” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “seek,” “estimate,” “continue,” “plan,” “point to,” “project,” “predict,” “could,” “intend,” “target,” “potential” and other similar words and expressions of the future. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law.

THE SPECIAL MEETING

Overview

Date, Time and Place.    The Special Meeting of the Company’s stockholders will be held at [__] a.m. Eastern Time on [__], 2025, as a virtual meeting. You will be able to register to attend, vote and examine the list of Stockholders entitled to vote at the Special Meeting by visiting www.cleartrustonline.com/pfsa and entering the twelve-digit control number found on their proxy card, included in your proxy materials. You will find more information on the matters for voting in the proxy statement on the following pages. If you are a stockholder of record, you may vote by mail, or by using the Internet. Only stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the Special Meeting.

If your shares are registered in your name with our transfer agent and you wish to attend the Special Meeting, you may register to do so as described above.

Beneficial owners who wish to vote during the Special Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares to obtain a legal proxy. All holders can register to attend the meeting with their twelve-digit control number.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the Company’s common stock at the close of business on July 30, 2025, the record date for the Special Meeting. You will have one vote per proposal for each share of the Company’s common stock you owned on the record date. The Company’s warrants do not carry voting rights. At the close of business on the record date for the Special Meeting, there were 32,788,877 shares of common stock outstanding, each of which entitles its holder to cast one vote per proposal.

Proxies; Board Solicitation.    Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of the Company’s common stock. You may contact the Company at (212) 494-9022.

PROPOSAL NO. 1: APPROVAL OF THE ELOC TRANSACTION

General

On July 28, 2025, we entered into the Securities Purchase Agreement (the “Purchase Agreement”) with Ascent Partners Fund LLC (“Ascent”), pursuant to which the Company may, from time to time and at its discretion, issue and sell to Ascent shares of the Company’s common stock for an aggregate purchase price of up to One Hundred Million Dollars ($100,000,000), subject to certain limitations and conditions. Also on July 28, 2025, we entered into a registration rights agreement with Ascent (the “Registration Rights Agreement”), which we filed with the SEC as an exhibit to Form 8-K to register for resale under the Securities Act, the shares of common stock that have been or may be issued to Ascent under the Purchase Agreement.

We are submitting this Proposal No. 1 to you in order to obtain the requisite stockholder authorization which would be required under Nasdaq Listing Rule 5635(d), if we sell shares of our common stock to Ascent in excess of 19.99% of our outstanding shares of common stock pursuant to the Purchase Agreement, as more fully described below.

Overview of the Securities Purchase Agreement with Ascent

Under the terms and subject to the conditions of the Purchase Agreement between the Company and Ascent, the Company has the right, but not the obligation, to sell to Ascent up to $100 million in shares of the Company’s common stock. These sales, if any, will be subject to certain limitations and may occur from time to time, at the Company’s sole discretion, during the period commencing on the effective date of the Purchase Agreement and ending on July 28, 2028, or such earlier date as the Purchase Agreement may be terminated in accordance with its terms (the “Termination Date”).

Following the effective date, on any trading day, the Company may deliver from time to time advance notices (each, an “Advance Notice”) to Ascent to request the purchase of shares of common stock, with each closing (a “Closing”) to occur during a period following the end of a 10 or fewer trading day valuation period commencing on the trading date immediately following the delivery of the Advance Notice (the “Valuation Period”), or as determined by the Purchaser. The purchase price per share at each Closing will be equal to 97% lowest volume-weighted average price (“VWAP”) of the Company’s common stock during the applicable Valuation Period, subject to a floor price and other adjustments as set forth in the Purchase Agreement. The maximum purchase price at any single Closing is limited to the lower of (a) $5,000,000 or (b) 100% of the average daily traded value of the common stock for the five trading days immediately preceding such Closing. The number of shares to be issued in any advance notice may be automatically reduced to ensure compliance with these limits.

Each purchase is subject to adjustment for any stock splits, stock dividends, recapitalizations, or similar transactions as provided in the Purchase Agreement. The Company is not obligated to issue or sell any shares to Ascent if, after giving effect to such issuance, Ascent (together with its affiliates and certain related parties) would beneficially own more than 9.99% of the Company’s outstanding common stock immediately after such issuance (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 thereunder), unless Ascent provides at least 61 days’ prior notice to increase or decrease this limitation, but in no event may it exceed 9.99%.

The Company is required to deliver the purchased securities as DWAC shares to Ascent on the date that it delivers the applicable Advance Notice. If the Company fails to timely deliver the shares, Ascent may, among other remedies, deem the Advance Notice rescinded or require the Company to pay certain cover costs. The Purchaser may resell the purchased securities during the valuation period, and the Company is obligated to return any surplus shares if the Maximum Aggregate Purchase Price is exceeded.

In the event that the value of all of the Purchase Shares delivered to Ascent exceeds $100,000,000, then Ascent shall return to the to the Company the surplus amount of Purchase Shares.

Sales of shares of common stock to Ascent under the Purchase Agreement will depend on a variety of factors to be determined by the Company from time to time, including, among others, market conditions, the trading price of the Company’s common stock, and the Company’s determination as to the appropriate sources of funding for its operations. The Company expects that any proceeds received from such sales will be used primarily for the purchase of Bitcoin (subject to a minimum cash balance requirement), and, if necessary, to maintain a minimum cash balance, as further described in the Purchase Agreement.

In addition, under applicable rules of The Nasdaq Stock Market LLC, the Company may not issue or sell to Ascent under the Purchase Agreement more than 19.9% of the shares of common stock outstanding immediately prior to the execution of the Purchase Agreement (the “Exchange Cap”), unless (i) the Company obtains stockholder approval to issue shares in excess of the Exchange Cap or (ii) the average price per share paid by Ascent for all of the shares of Common Stock that the Company directs Ascent to purchase pursuant to the Purchase Agreement, if any, equals or exceeds $0.68 per share (representing the lower of (a) the official closing price of the Company’s Common Stock on Nasdaq immediately preceding the execution of the Purchase Agreement and (b) the average official closing price of the Company’s Common Stock on Nasdaq for the five consecutive trading days immediately preceding the execution of the Purchase Agreement, adjusted as required by Nasdaq to take into account the issuance of the Commitment Warrants issued to Ascent for non-cash consideration), so that the Exchange Cap limitation will not apply to issuances and sales of Common Stock pursuant to the Purchase Agreement. In any event, the Purchase Agreement specifically provides that the Company may not issue or sell any shares of common stock under the Purchase Agreement if such issuance or sale would breach any Nasdaq rules.

The Purchase Agreement also contains customary representations, warranties, and covenants of both the Company and Ascent, as well as indemnification provisions and other terms and conditions customary for transactions of this type. The Company is required to file a registration statement covering the resale by Ascent of the shares of common stock issued under the Purchase Agreement and to maintain the effectiveness of such registration statement as required by the Purchase Agreement.

Issued Ascent Commitment Warrants

As consideration for Ascent’s commitment to purchase shares of Common Stock at our direction and upon the terms and subject to the conditions set forth in the Purchase Agreement, upon our execution of the term sheet relating to the Purchase Agreement, we issued Ascent Commitment Warrants to purchase up to 900,000 Commitment Warrant Shares. The Commitment Warrants have an exercise price of $0.01 and may be exercised for cash or, if at the time of exercise there is no effective registration statement covering the resale of the Commitment Warrant Shares, on a cashless basis. If we do not require Ascent to purchase any Purchase Shares on or before the 100th day following the execution of the Purchase Agreement, the number of Commitment Warrant Shares underlying the Commitment Warrants will be reduced to 450,000.

In addition, we have agreed to reimburse Ascent for costs, fees and expenses of up to $30,000 of the negotiation, preparation and closing of the Purchase Agreement up to the effective date and ELOC Registration Rights Agreement, and additional costs, fees and expenses thereafter.

Why We Need Stockholder Approval

As a result of our listing on The Nasdaq Capital Market, issuances of our common stock are subject to the Nasdaq Listing Rules, including Rule 5635(d). Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance, or potential issuance by us of more than 19.99% of our outstanding shares of our common stock (or securities convertible into or exercisable for shares of our common stock) at a price less than the lower of (i) the official closing price of our common stock on Nasdaq immediately preceding the signing of the binding agreement, or (ii) the average official closing price of our common stock on Nasdaq for the five consecutive trading days ending on the trading day immediately preceding the signing of the binding agreement (the “Nasdaq 20% Rule”).

Pursuant to the Purchase Agreement, in no event may we issue or sell to Ascent shares of our common stock in excess of the Exchange Cap, unless (i) we obtain stockholder approval to issue shares of common stock in excess of the Exchange Cap or (ii) the average price per share of all applicable sales of our common stock to Ascent under the Securities Purchase Agreement equals or exceeds the Minimum Price (which represents the lower of (a) the official closing price of our Common Stock on Nasdaq immediately preceding the execution of the Purchase Agreement and (b) the average official closing price of our Common Stock on Nasdaq for the five consecutive trading days immediately preceding the execution of the Purchase Agreement, adjusted as required by Nasdaq to take into account our issuance of the Commitment Warrants issued to Ascent for non-cash consideration), so that the Exchange Cap limitation will not apply to issuances and sales of Common Stock pursuant to the Purchase Agreement.

In any event, the Securities Purchase Agreement specifically provides that we may not issue or sell any shares of our common stock under the agreement if such issuance or sale would breach any applicable Nasdaq rules. In order to fully utilize the $100,000,000 maximum aggregate purchase price available under the Securities Purchase Agreement, we are required to obtain stockholder approval pursuant to Nasdaq Listing Rule 5635(d) to permit issuances of our common stock (including the issuance of more than 19.99% of our common stock) to Ascent pursuant to the Purchase Agreement. Based on the Minimum Price, we may need to issue a number of shares that exceeds the Exchange Cap to fully utilize the maximum aggregate purchase price available under the Purchase Agreement. Accordingly, we are seeking stockholder approval for the issuance of shares of our common stock under the Purchase Agreement in excess of the Exchange Cap, as required by Nasdaq Listing Rule 5635(d).

Additional Information

This summary is intended to provide you with basic information concerning the Securities Purchase Agreement. The full text of the Securities Purchase Agreement was previously filed as exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on July 28, 2025.

Potential Effects of Approval of this Proposal

The Board has determined that the Purchase Agreement with Ascent is in the best interests of the Company and its stockholders because the right to sell shares to Ascent provides the Company with a reliable source of capital and the ability to access that capital at such times that the Company determines is appropriate, subject to the terms and conditions of the Purchase Agreement.

Potential Effects of Non-Approval of this Proposal

We are not seeking the approval of our stockholders to authorize our entry into the Purchase Agreement and any related documents, as we have already done so and such documents are already binding obligations of the Company. The failure of the Company’s stockholders to approve this Proposal No. 1 will not negate the existing terms of the documents, which will remain binding obligations of the Company. In particular, the Company has already issued the Commitment Warrants to Ascent as consideration for its commitment to purchase shares of common stock under the Purchase Agreement.

If the stockholders do not approve this Proposal No. 1, we will be unable to issue any shares pursuant to the Purchase Agreement in excess of the Exchange Cap, unless the average price per share of all applicable sales of our common stock to Ascent under the Purchase Agreement equals or exceeds the Minimum Price (which represents the lower of (a) the official closing price of our common stock on Nasdaq immediately preceding the signing of the Purchase Agreement and (b) the average official closing price of our common stock on Nasdaq for the five consecutive trading days ending on the trading day immediately preceding the date of the Purchase Agreement) such that issuances and sales of our common stock to Ascent under the Purchase Agreement would be exempt from the Exchange Cap limitation under the Nasdaq 20% Rule. Accordingly, if stockholder approval of this Proposal No. 1 is not obtained, we may need to seek alternative sources of financing, which financing may not be available on advantageous terms, or at all, and which may result in the incurrence of additional transaction expenses.

Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent upon our ability to raise capital and satisfy our ongoing business needs. If we are unable to issue shares pursuant to the Purchase Agreement in excess of the Exchange Cap, we may be unable to fully satisfy our ongoing business needs on the terms or timeline we anticipate, if at all, the effect of which could materially and adversely impact future operating results, and result in a delay in or modification or abandonment of our business plans.

Dilution

The Purchase Agreement will not affect the rights of the holders of outstanding common stock, but the sale of shares to Ascent pursuant to the terms of the Purchase Agreement will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders. After Ascent has acquired shares, Ascent may resell all, some or none of such shares at any time or from time to time in its discretion and at different prices. As a result, investors who purchase shares from Ascent in this offering at different times will likely pay different prices for those shares, and so may experience different levels of dilution, and in some cases substantial dilution, and different outcomes in their investment results.

Required Vote and Recommendation

In accordance with our certificate of incorporation, as amended, and Delaware law, approval and adoption of this ELOC Transaction Proposal requires the affirmative vote of a majority of the total votes cast, in person or by proxy. As a result, abstentions and broker non-votes, if any, will not affect the outcome of the vote on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ELOC TRANSACTION.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of July 30, 2025, regarding beneficial ownership of our common stock by:

•        each of our directors;

•        each of our named executive officers;

•        all directors and executive officers as a group; and

•        each person, or group of affiliated persons, known by us to beneficially own more than five percent of our shares of common stock.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options, warrants and certain other derivative securities that are currently exercisable or will become exercisable within 60 days.

The percentage of beneficial ownership is based on 32,788,877 shares of Common Stock issued and outstanding immediately following the Closing.

In accordance with SEC rules, shares of our Common Stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the Closing are deemed beneficially owned by the holders of such options and warrants and are deemed outstanding for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person.

Unless otherwise indicated, the business address of each of the entities, directors and executives in this table is 626 Bancroft Way, Suite A, Berkeley, CA 94710. Unless otherwise indicated and subject to community property laws and similar laws, the Company believes that all parties named in the table below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

Beneficial Ownership Table

	Post-Business Combination
Name of Beneficial Owner	Number	Percentage
Executive Officers and Directors:
Ben Hwang, Ph.D.(1)	844,228	2.6%
Fred Knechtel(2)	8,985,042	24.0%
Rajesh Asarpota	—	—
Lauren Chung	—	—
Peter O’Rourke	—	—
Jack Stover(3)	8,658,652	23.1%
All directors and executive officers as a group (six individuals)(1)(2)(3)	9,829,270	26.2%

Five Percent or More Holders:
NorthView Sponsor I, LLC(4)	8,658,652	23.1%
BC hSensor Limited(5)	1,797,938	5.5%
Ascent Partners Fund LLC(6)	3,433,593	9.9%
Jesse Santana	2,140,055	6.5%

____________

(1)      Includes 366,886 shares held by Samantha Chiu, the spouse of Ben Hwang, Ph.D.

(2)      Consists of (i) 288,407 shares and 37,983 shares issuable upon exercise of warrants held directly by Mr. Knechtel and (ii) shares and shares issuable upon exercise of warrants held by NorthView Sponsor I, LLC, of which Mr. Knechtel is a manager. Mr. Knechtel disclaims beneficial ownership of the reported shares other than to the extent of his ultimate pecuniary interest therein.

(3)      Consists of shares and shares issuable upon exercise of warrants held by NorthView Sponsor I, LLC, of which Mr. Stover is a manager. Mr. Stover disclaims beneficial ownership of the reported shares other than to the extent of his ultimate pecuniary interest therein.

(4)      Consists of 4,033,530 shares and 4,625,122 shares issuable upon exercise of warrants. The business address of NorthView Sponsor, LLC is 207 West 25th St, 9th Floor, New York, NY 10001.

(5)      The business address of BC hSensor Limited is P.O. Box 4301, Road Town, Tortola, British Virgin Islands.

(6)      Comprised of 1,863,593 shares currently outstanding as of August 1, 2025, 1,000,000 shares issuable upon conversion of the Initial Note, and 570,000 of the Commitment Warrant Shares. The 8,070,830 Purchase Shares and the balance of 330,000 Commitment Warrant Shares are not included in the table above because these share issuances are subject to a beneficial ownership limitation of 9.99%. The business address of Ascent Partners Fund LLC is 19505 Biscayne Blvd., Suite 2350, Aventura, FL 33180.

STOCKHOLDER PROPOSALS

Stockholder Proposals for Special Meeting

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our annual meeting of stockholders to be held in 2026 (the “2026 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 626 Bancroft Way, Suite A, Berkeley, California 94710, in writing not later than January 2, 2026. For any proposal that a stockholder wishes to propose for consideration at the 2026 Annual Meeting but does not wish to include in the proxy materials for that meeting, our Amended and Restated Bylaws require a notice of the proposal to be delivered by March 1, 2026. The notice of the proposal also must comply with the content requirements for such notices set forth in our Bylaws.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2026 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

HOUSEHOLDING OF SPECIAL MEETING MATERIALS

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact us at (212) 494-9022 to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company at:

PROFUSA, INC.
626 Bancroft Way
Suite A
Berkeley, CA 94710
Telephone: (925) 997-6925

If you are a stockholder of the Company and would like to request documents, please do so by [__], 2025, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

OTHER MATTERS

As of the date of this proxy statement, the Board does not intend to present at the Special Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors

Ben C. Hwang, Ph.D
Chief Executive Officer
August [•], 2025
Berkeley, CA

ClearTrust, LLC - Proxy Agent 16540 Pointe Village Dr., Ste 210 Lutz, Florida 33558 SPECIMEN 1 MAIN STREET ANYWHERE PA 99999-9999 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY INTERNET: Go to: www.cleartrustonline.com/pfsa Have your Proxy Card ready Follow the simple instructions to record your vote MAIL Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided PHONE: Call 1-813-235-4490 Have your Proxy Card ready Request to vote your proxy. FOR YOUR VOTE TO COUNT, YOU MUST VOTE BEFORE THE POLLS CLOSE ON THE DAY OF THE MEETING. SPECIAL MEETING OF STOCKHOLDERS PROFUSA, INC. CONTROL NUMBER: DATE: TIME: LOCATION: TBD 10:00 A.M. Eastern Time Teleconference (Visit www.cleartrustonline.com/pfsa for instructions.) This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Ben Hwang and Fred Knechtel (the “Named Proxies”) as proxies for the undersigned, with full power of substitution and resubstitution, and authorizes them, and each of them, to vote all the shares of common stock of Northview Acquisition Corp. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card or otherwise provide voting instructions by phone or on the internet as described above. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR EACH PROPOSAL. Continued and to be signed on the reverse side

Page2 SPECIAL MEETING OF STOCKHOLDERS PROPOSAL YOUR VOTE Proposal 1 — A proposal to approve, for the purpose of complying with the applicable provisions of The Nasdaq Stock Market LLC Listing Rule 5635(d), the Equity Line of Credit (“ELOC”) transaction pursuant to which the Company may, from time to time and at its discretion, issue and sell to Ascent Partners Fund LLC shares of the Company’s common stock for an aggregate purchase price of up to $100,000,000, subject to certain limitations and conditions. FOR AGAINST ABSTAIN Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy. Signature (and Title if applicable) Date Signature (if held jointly) Date SAVE TIME & REDUCE COSTS! PLEASE CONSIDER VOTING ONLINE RATHER THAN BY MAIL. LAST NAME,FIRST 99